                                                                    EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made part of the Registration Statement on Form S-4 of Golden Sky DBS, Inc. (File No. 333-76413) of which this Exhibit forms a part.



/s/ Eide Bailly LLP


July 22, 1999

Sioux Falls, South Dakota